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                                                                   Exhibit 10.18

[Imagictv logo]
                                                              September 19, 2000

                             SHARE PURCHASE WARRANTS

               Exercisable to Acquire Class A Voting Common Shares

                                       of

                                  IMAGICTV INC.
            (Incorporated under the Canada Business Corporations Act)


THIS IS TO CERTIFY THAT, for value received, Aliant Horizons Inc. (the "holder") is the registered holder of 287,404 share purchase warrants ("Warrants") of ImagicTV Inc. ("ImagicTV") and is thereby entitled, without payment of any additional consideration, to be issued a number of fully paid and non-assessable Class A voting common shares in the capital of ImagicTV ("Common Shares") for each Warrant held determined on the following basis (subject to adjustment as provided herein): (A) if ImagicTV completes a private placement of Common Shares to investors (other than current shareholders) (the "Outside Investor Round Private Placement") prior to the Expiry Time (as hereinafter defined), the holder will receive a number of Common Shares per Warrant equal to US $14.20 divided by the price per share paid by subscribers in the Outside Investor Round Private Placement, or (B) if the Outside Investor Round Private Placement is not completed prior to the Expiry Time, the holder will receive one Common Share per Warrant. The Warrant may be exercised by surrendering to ImagicTV at its address as provided herein prior to the Expiry Time, this Warrant Certificate, with a notice of exercise in the form set forth in Appendix 1 annexed here duly completed and executed.

Surrender of this Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by ImagicTV at its address as provided herein.

The Warrants evidenced by this Warrant Certificate may be exercised by the holder until 5:00 p.m. (Saint John, New Brunswick time) (the "Expiry Time") on the earlier of (i) the date of the completion of the Outside Investor Round Private Placement, and (ii) September 29, 2000, provided that if such Warrants have not been exercised by the Expiry Time, such Warrants will be deemed to have been exercised by the holder (without any further action on the part of the holder or ImagicTV) immediately prior to the Expiry Time. Warrant Certificates may thereafter be surrendered in exchange for certificates representing Common Shares to which the holder is entitled.

On and after the date of any exercise or deemed exercise of the Warrants evidenced by this Warrant Certificate, the holder will have no rights hereunder except to receive a certificate representing the Common Shares thereby issued to the holder upon surrender of this Warrant Certificate to ImagicTV at its address as provided herein.

ImagicTV will not be obligated to issue any fraction of a Common Share on the exercise or deemed exercise of Warrants. To the extent that a holder of Warrants would otherwise have been entitled to acquire a fractional number of Common Shares, the number of Common Shares which such holder is entitled to receive shall be rounded down to the prior whole number.

  THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED TO A U.S. PERSON OR A PERSON IN THE UNITED STATES. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

  Any notice, direction or other communication required or permitted to be given under this Warrant Certificate shall be in writing and shall be given by facsimile transmission, with confirmation to follow by first class mail, addressed as follows: (i) if to ImagicTV, at:

           ImagicTV Inc.
           One Brunswick Square, 14th Floor
           Saint John, New Brunswick E2L 3Y2

           Attention:   Chief Financial Officer
                        Facsimile No.: (506) 631-3001

  or, (ii) if to the holder, at its address in the register of holders of Warrants or other records maintained by ImagicTV.

  Any notice, direction or other communication aforesaid shall, if delivered, be deemed to have been given and received on the day it was delivered, and if sent by facsimile transmission shall be deemed to have been given or received on the next Business Day following the day on
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  which it was so sent. The holder and ImagicTV may at any time give to the other notice in writing of any change of address, and from and after the giving of such notice the address therein specified shall be deemed to be the address of the holder or ImagicTV, as the case may be, for the purposes of giving notice hereunder. Any change of address notice shall include a contact number for the sending of notices by telecommunication hereunder. "Business Day" means a day, other than a Saturday or Sunday, or public holiday in the Province of New Brunswick.

  All references to currency mean United States of America currency.

  A reference to an entity includes any entity that is a successor to such entity.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder thereof a shareholder of ImagicTV or entitle the holder to any right or interest in respect thereof.

If any provision of this Warrant is or shall become illegal, invalid or unenforceable, in whole or in part, the remaining provisions shall nevertheless be and remain valid and subsisting, and the said remaining provisions shall be construed as if this Warrant had been executed without the illegal, invalid or unenforceable portion.

This Warrant shall be construed and governed by the laws in force in the Province of New Brunswick, and the courts of said Province shall have exclusive jurisdiction to hear and determine all disputes arising hereunder. ImagicTV and the holder irrevocably attorn to the jurisdiction of said courts. This paragraph shall not be construed to affect the rights of the holder to enforce a judgment or award outside the said Province.

On presentation to ImagicTV at its address as provided herein, subject to the provisions hereof, the terms of the Unanimous Shareholders Agreement and the Operating Agreement of ImagicTV, each dated as of December 17, 1999 and on compliance with applicable laws the Warrant Certificate may be exchanged at no cost to the holder for one or more Warrant Certificates of different denominations evidencing in the aggregate the same number of Warrants as the Warrant Certificate being exchanged.

This Warrant is not transferable by the holder except with the written consent of a majority of the directors of ImagicTV. ImagicTV will be entitled, to refuse to record any transfer of any Warrant if such transfer would constitute a violation of the laws of any jurisdiction.

The Common Shares issuable upon the exercise of the Warrants will be subject to statutory resale restrictions under the applicable securities legislation. In addition, statutory restrictions may apply to the resale of such Common Shares by the securities regulatory authorities in applicable jurisdiction. Purchasers are advised to consult their own legal advisors in this regard.

IN WITNESS WHEREOF ImagicTV Inc. has caused this Warrant Certificate to be signed by its officer or other individual duly authorized in that behalf as of September 19, 2000.

                                             IMAGICTV INC.


                                          By /s/ Sue MacQuarrie
                                          ---------------------
                                          Name: Sue MacQuarrie
                                          Title: Corporate Secretary
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                                  APPENDIX 1
                                  ----------

                              NOTICE OF EXERCISE
                              ------------------


To:  IMAGICTV INC. ("ImagicTV")

The undersigned holder of the Warrants evidenced by the within Warrant Certificate hereby exercises its right to be issued Common Shares (or such other securities or property to which such exercise entitles him in lieu thereof or in addition thereto under the provisions of the Warrant Certificate) that are issuable upon the exercise of such Warrants, on the terms specified in such Warrant Certificate.

The undersigned hereby acknowledges that it is aware that the Common Shares received on exercise will be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full            Address(es)                        Number(s) of Common Shares

________________           _____________________________      ___________________________________

________________           _____________________________      ___________________________________

________________           _____________________________      ___________________________________


(Please print full name in which the certificates are to be issued. If any certificates are to be issued to a person or persons other than the holder, the holder must pay to ImagicTV all exigible transfer taxes or other government charges and sign the Form of Transfer.)

DATED this      day of September, 2000.
Witness                                   )
                                          )
___________________________________       )    ________________________________
                                          )    Signature of Registered Holder
                                          )
___________________________________       )    ________________________________
                                               Name of Registered Holder

  Note: The name of the Registered Holder on this Notice of Exercise must be the same as the name appearing on the face page of the Warrant Certificate to which this Notice of Exercise is attached.